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                                                                   EXHIBIT 10.26

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made as of January 24, 2003, between Somanetics Corporation, a Michigan corporation (the "Company"), and Bruce J. Barrett ("Employee").

                                    RECITALS

         A. Employee and the Company entered into the Employment Agreement, dated as of May 13, 1994, as amended July 21, 1994, April 13, 1997, April 18, 2000 and March 5, 2001 (the "Agreement").

         B. Employee and the Company desire to amend the Agreement further.

         THEREFORE, Company and Employee agree as follows:

         1.       Amendment. Effective January 24, 2003, the first sentence of
Section 2 of the Agreement is replaced with the following: "The term of Employee's employment under this Agreement shall begin on June 1, 1994 and shall continue until April 30, 2006, unless earlier terminated pursuant to Section 4."

         2. Amendment. Effective December 1, 2002, Section 3(a) of the Agreement is amended and restated to read as follows:

                  "(a)     Salary and Bonus. (i) As salary for Employee's
         services to be rendered under this Agreement, the Company shall pay Employee an annual salary of $225,500, increased from time to time by an amount determined by the Board of Directors. Such salary shall be paid semi-monthly in arrears (or at such other interval, not less frequently than monthly, as the Company shall designate). (ii) As a bonus, Employee will participate in the Bonus Plan established by the Compensation Committee of the Board."

         3. No Other Change. Except as modified by this Amendment, the Agreement shall continue in full force according to its terms and is hereby ratified.

         IN WITNESS WHEREOF, the Company and Employee have executed this Amendment as of the date set forth in the introductory paragraph of this Amendment.

                                              SOMANETICS CORPORATION

                                              By:  /s/ H. Raymond Wallace
                                                   -----------------------------
                                                       H. Raymond Wallace

                                              Its: Chairman
                                                   -----------------------------

                                              /s/ Bruce J. Barrett
                                              ----------------------------------
                                              BRUCE J. BARRETT